Exhibit 99.1

[LOGO] CURATIVE HEALTH SERVICES                                             NEWS

FOR IMMEDIATE RELEASE

Contact
Sean Mahoney
Investor Relations
Curative Health Services/
   Critical Care Systems, Inc.
603-888-1500
smahoney@curativehealth.com

          CURATIVE HEALTH SERVICES REPORTS SECOND QUARTER 2005 RESULTS
                        GAAP NET LOSS PER SHARE OF $0.37
                         ADJUSTED EBITDA OF $4.0 MILLION

Nashua, New Hampshire - August 9, 2005 - Curative Health Services, Inc., (Nasdaq: CURE), announced today second quarter financial results for the period ended June 30, 2005. Total revenues for the second quarter of 2005 were $71.6 million, compared with $64.4 million reported in the second quarter of 2004, an increase of 11.2%. Under U.S. generally accepted accounting principles (GAAP) net loss was $4.8 million, or $0.37 per diluted share, for the second quarter of 2005, compared with GAAP net loss of $3.1 million, or $0.24 per diluted share, for the second quarter of 2004.

For the quarter ended June 30, 2005, the Company recorded a loss before interest income and expense, other expense, and taxes (EBIT), of $0.7 million and earnings before interest income and expense, other expense, and taxes excluding charges and adjustments (Adjusted EBIT), of $1.9 million. Earnings before interest income and expense, other expense, taxes and depreciation and amortization (EBITDA) for the second quarter, was $1.3 million and earnings before interest income and expense, other expense, taxes and depreciation and amortization, excluding charges and adjustments (Adjusted EBITDA), for the second quarter was $4.0 million. A reconciliation of GAAP net (loss) income and other GAAP measures to non-GAAP measures is included in the tables accompanying this press release. Management believes EBIT, Adjusted EBIT, EBITDA and Adjusted EBITDA are useful to investors for understanding the Company's underlying business operating results and are key indicators of the Company's ability to generate working capital and service its debt. Additionally, management believes certain charges and adjustments incurred such as those relating to the Company's corporate reorganization, acquisition integration, litigation, amortization of intangibles and long-term compensation and changes in the fair value of the Company's interest rate swap are viewed as distinct expense categories. Further, management believes that other expenses/income, which represents the change in the fair value of its interest rate swap is comparable to interest expense and so is included in the calculation of EBIT and EBITDA. While EBIT, EBITDA, Adjusted EBIT and Adjusted EBITDA are not measures of financial performance nor liquidity under GAAP, they are provided as information for investors for analysis purposes. They are not meant to be considered a substitute or replacement for net loss as prepared in accordance with GAAP.

CURATIVE REPORTS SECOND QUARTER 2005 RESULTS - PAGE 2

Highlights for the second quarter of 2005 included:

o New Critical Care Systems-branded branch pharmacy development progressing as planned

o Specialty Infusion sequential quarterly growth of 12% excluding seasonal Synagis(R) revenues

o Signed a strategic alliance with PharmaCare Management Services, Inc., CVS Corporation's (NYSE: CVS) pharmacy benefit management company, making Curative the preferred provider for specialty home infusion services for PharmaCare's customer base

o Signed 14 managed care contracts in both national and local markets, including a national contract with Unicare, and in support of recent branch openings, local contracts with Blue Cross Blue Shield of North Carolina and Blue Cross Blue Shield of South Carolina

o Signed 7 new Wound Management Program(SM) contracts in the second quarter for a total of 12 new contracts signed to date in 2005

o Announced a settlement with Prescription City, Inc., receiving $4.5 million in cash, and release from a $1 million promissory note obligation

"We are pleased with our accomplishments during the second quarter of 2005," said Paul F. McConnell, President and Chief Executive Officer of Curative. "As planned, we continue to execute our strategy of organic and de novo branch pharmacy growth, focusing our efforts on an operating model that provides real cost savings and real clinical services to patients and providers throughout the country."

"Valuable progress was made this quarter with the announcement of our strategic alliance with PharmaCare, the settlement with Prescription City, and the further expansion of both our specialty infusion and wound care business lines, all of which aid our growth and liquidity," said Mr. McConnell.

FISCAL 2005 GUIDANCE

The Company's strategic focus in 2005 will be to open new full-service pharmacies in strategic markets and carefully manage cash flow. Currently Curative has plans to open six to eight branch pharmacies in 2005. The Company believes it has adequate working capital to service its debt and to implement its expansion plans. Opening additional branches beyond current plans may also be considered. Given the ongoing consolidation and reorganization of the Company, the evolving branch expansion and investment plans, and continued market uncertainties, Curative is continuing to review its full year 2005 outlook.

The Company will hold a conference call to discuss second quarter 2005 financial results, recent developments, business strategy and outlook on Tuesday, August 9, 2005, at 5:00 p.m. Eastern Time. To participate in the conference call via phone, dial 800-374-0191 approximately 10 minutes prior to the scheduled start time, or visit the Company's website at www.curative.com, select the Investor Information link and go to Press Releases.

A replay of the presentation will be available approximately two hours after the event until Friday, August 12, 2005, at midnight Eastern Time. The replay will be available via phone by dialing 800-642-1687 with conference ID #8065196, and on the Company's website.

CURATIVE REPORTS SECOND QUARTER 2005 RESULTS - PAGE 3

ABOUT CURATIVE HEALTH SERVICES

Curative Health Services, Inc. is a leading provider of Specialty Infusion and Wound Care Management services.

The Specialty Infusion business, through its national footprint of Critical Care Systems branch pharmacies, provides a cost-effective alternative to hospitalization, delivering pharmaceutical products and comprehensive infusion services to pediatric and adult patients in the comfort of their own home or alternate setting. Each JCAHO accredited branch pharmacy has a local multidisciplinary team of experienced professionals who clinically manage all aspects of a patient's infusion and support needs.

The Wound Care Management business is a leading provider of wound care services specializing in chronic wound care management. The Wound Care Management business manages, on behalf of hospital clients, a nationwide network of more than 100 Wound Care Center(R) programs that offer a comprehensive range of services for treatment of chronic wounds, including outpatient, inpatient, post-acute and hyperbaric oxygen therapy.

For more information, visit www.curative.com.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE, OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, RISKS ASSOCIATED WITH OUR ACQUISITION OF CRITICAL CARE SYSTEMS INCLUDING, BUT NOT LIMITED TO, INTEGRATION RISKS AND COSTS, RISKS OF CLIENT RETENTION, AND RISKS ASSOCIATED WITH THE OPERATIONS OF THE ACQUIRED BUSINESS, AS WELL AS RISKS IN OUR CURRENT BUSINESSES SUCH AS THE SUBSTANTIAL LEVEL OF INDEBTEDNESS INCURRED IN CONNECTION WITH THE ACQUISITION OF CRITICAL CARE SYSTEMS, THE POTENTIAL FOR TERMINATION OR NON-RENEWAL OF A MATERIAL NUMBER OF CONTRACTS, AN INABILITY TO OBTAIN NEW CONTRACTS, CHANGES IN GOVERNMENT REGULATIONS RELATING TO THE COMPANY'S SPECIALTY INFUSION OR WOUND CARE MANAGEMENT BUSINESSES, CHANGES IN THE REGULATIONS GOVERNING THIRD PARTY REIMBURSEMENTS FOR THE COMPANY'S SERVICES, MANUFACTURING SHORTAGES OF PRODUCTS SOLD BY CURATIVE'S SPECIALTY INFUSION BUSINESS, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, THE ABILITY TO MAINTAIN PRICING ARRANGEMENTS WITH SUPPLIERS THAT PRESERVE MARGINS, THE SEASONALITY AND VARIABILITY OF OPERATING RESULTS, THE COMPANY'S ABILITY TO IMPLEMENT ITS STRATEGIES AND ACHIEVE ITS OBJECTIVES AND THE OTHER RISKS AND UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. READERS OF THIS RELEASE ARE REFERRED TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDING DECEMBER 31, 2004, AND QUARTERLY REPORT ON FORM 10-Q FOR QUARTER ENDING JUNE 30, 2005 FOR FURTHER DISCUSSION OF THESE AND OTHER RISK FACTORS THAT COULD AFFECT FUTURE RESULTS.

                                       ###

                 CURATIVE HEALTH SERVICES, INC. AND SUBSIDIARIES
                         Selected Financial Information

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, except for per share data)

                                                                 Unaudited                   Unaudited
                                                            Three Months Ended           Six Months Ended
                                                                 June 30,                   June 30,
                                                             2005         2004          2005           2004
                                                          ----------------------      -----------------------
Revenues                                                  $  71,609     $ 64,440      $158,352       $129,998
Costs and expenses:
    Costs of product sales and services                      58,650       49,558       131,166         99,310
    Selling, general & administrative                        11,014       11,288        22,114         21,136
    Total charges incurred (see reconciliation
      table following)                                        2,654        4,888         3,005          5,057
                                                          ---------     --------      --------       --------
       Total costs and operating expenses                    72,318       65,734       156,285        125,503
                                                          ---------     --------      --------       --------

Loss (income) from operations                                  (709)      (1,294)        2,067          4,495

Other income                                                  2,582          101           608            108
Interest expense                                              6,172        3,993        11,998          4,609
                                                          ---------     --------      --------       --------

Loss before income taxes                                     (4,299)      (5,186)       (9,323)            (6)

Income tax provision (benefit)                                  475       (2,054)       (1,185)(3)         (8)
                                                          ---------     --------      --------       --------

Net (loss) income                                         $  (4,774)    $ (3,132)     $ (8,138)      $      2
                                                          =========     ========      ========       ========

Net (loss) income per common share, basic                 $   (0.37)    $  (0.24)     $  (0.63)      $      0
                                                          =========     ========      ========       ========

Net (loss) income per common share, diluted               $   (0.37)(1) $  (0.24)(2)  $  (0.63)(1)   $      0
                                                          =========     ========      ========       ========
Denominator for basic earnings
  per share, weighted average common shares                  13,011       13,092        13,011         13,087
                                                          =========     ========      ========       ========
Denominator for diluted earnings per share,
  weighted average common shares assuming conversions        13,011       13,092        13,011         13,827
                                                          =========     ========      ========       ========

(1) Basic shares were used to calculate net loss per common share, diluted, for the three and six months ended June 30, 2005 as using the effects of stock options and convertible notes would have an anti-dilutive effect on net loss per share.

(2) Calculated under the "as if converted" method, which requires adding shares related to convertible notes that have no contingencies to the denominator for diluted earnings per share and adding to net income, the numerator, tax effected interest expense relating to those convertible notes.

(3) The tax rate of 12.7% for the six months ended June 30, 2005 reflects a valuation allowance against deferred tax assets.

                 CURATIVE HEALTH SERVICES, INC. AND SUBSIDIARIES
                         Selected Financial Information

RECONCILIATION OF GAAP NET (LOSS) INCOME TO
ADJUSTED NET (LOSS) INCOME
(In thousands, except for per share data)

                                                   Unaudited               Unaudited
                                               Three Months Ended      Six Months Ended
                                                    June 30,                June 30,
                                                2005        2004        2005        2004
                                              --------------------    --------------------
GAAP net (loss) income                        $ (4,774)   $ (3,132)   $ (8,138)   $      2

Adjustments:

Amortization of intangibles and long term
   incentive compensation                          868         648       1,647         648

Change in fair value of interest rate swap      (2,545)         --        (539)         --
                                              --------    --------    --------    --------

Subtotal of adjustments                         (1,677)        648       1,108         648

Charges:

Costs related to Critical Care
   Systems integration                              --       4,698          --       4,795

Litigation expense                                 (22)        190          48         262

California reimbursement allowance,net              --       1,033          --       1,033

Corporate reorganization                         2,676          --       2,957          --
                                              --------    --------    --------    --------

Subtotal of charges                              2,654       5,921       3,005       6,090
                                              --------    --------    --------    --------

Total charges & adjustments                        977       6,569       4,113       6,738

Taxes                                             (326)     (2,601)     (1,394)     (2,669)
                                              --------    --------    --------    --------

Adjusted net (loss) income                    $ (4,123)   $    836    $ (5,419)   $  4,071
                                              ========    ========    ========    ========

                 CURATIVE HEALTH SERVICES, INC. AND SUBSIDIARIES
                         Selected Financial Information

RECONCILIATION OF GAAP NET (LOSS) INCOME PER COMMON SHARE,
DILUTED TO ADJUSTED NET (LOSS) INCOME PER COMMON SHARE, DILUTED
(In thousands, except for per share data)

                                                               Unaudited                  Unaudited
                                                           Three Months Ended          Six Months Ended
                                                                June 30,                  June 30,
                                                          2005          2004         2005          2004
                                                        ---------------------      -----------------------
GAAP net (loss) income per common share, diluted        $  (0.37)(1)  $ (0.24)(2)  $  (0.63)(1)  $    0.00(2)

Adjustments:

Amortization of intangibles and long term incentive
compensation                                                0.07         0.05          0.13           0.05

Change in fair value of interest rate swap                 (0.19)          --         (0.03)            --
                                                        --------      -------      --------      ---------
Subtotal of adjustments                                    (0.12)        0.05          0.10           0.05

Charges:

Costs related to Critical Care
  Systems integration                                         --         0.34            --           0.35

Litigation expense                                        (0.002)        0.01         0.004           0.02

California reimbursement allowance, net                       --         0.08            --           0.08

Corporate reorganization                                    0.21           --          0.23             --
                                                        --------      -------      --------      ---------

Subtotal of charges                                         0.21         0.43          0.23           0.45
                                                        --------      -------      --------      ---------

Total charges & adjustments                                 0.09         0.48          0.33           0.50
                                                        --------      -------      --------      ---------

Tax benefit                                                (0.03)       (0.18)        (0.11)         (0.20)
                                                        --------      -------      --------      ---------

Adjusted net (loss) income per common share, diluted    $  (0.31)(1)  $  0.06 (2)  $  (0.41)(1)  $    0.30 (2)
                                                        ========      =======      ========      =========

Denominator for diluted earnings per share, weighted
average common shares assuming conversions                13,011       13,791        13,011         13,827
                                                        ========      =======      ========      =========

(1) Basic shares were used to calculate net loss per common share, diluted, for the three and six months ended June 30, 2005 as using the effects of stock options and convertible notes would have an anti-dilutive effect on net loss per share.

(2) Calculated under the "as if converted" method, which requires adding shares related to convertible notes that have no contingencies to the denominator for diluted earnings per share and adding to net income, the numerator, tax effected interest expense relating to those convertible notes.

                 CURATIVE HEALTH SERVICES, INC. AND SUBSIDIARIES
                         Selected Financial Information

RECONCILIATION OF GAAP NET (LOSS) INCOME TO
EBIT AND ADJUSTED EBIT

                                                     Unaudited              Unaudited
                                                Three Months Ended      Six Months Ended
                                                     June 30,               June 30,
                                                  2005       2004       2005        2004
                                                ------------------    --------------------
GAAP net (loss) income                          $(4,774)   $(3,132)   $ (8,138)   $      2

Adjustments:
  Income tax provision (benefit)                    475     (2,054)     (1,185)         (8)
  Interest expense                                6,172      3,993      11,998       4,609
  Change in fair value of interest rate swap     (2,545)        --        (539)          -
  Interest income                                   (37)      (101)        (69)       (108)
                                                -------    -------    --------    --------
EBIT                                               (709)    (1,294)      2,067       4,495

Adjustments:
Costs related to Critical Care
   Systems integration                               --      4,698          --       4,795

Litigation expense                                  (22)       190          48         262

California reimbursement allowance,net               --      1,033          --       1,033

Corporate reorganization                          2,676         --       2,957          --
                                                -------    -------    --------    --------
   Subtotal of adjustments                        2,654      5,921       3,005       6,090
                                                -------    -------    --------    --------

Adjusted EBIT                                   $ 1,945    $ 4,627    $  5,072    $ 10,585
                                                =======    =======    ========    ========

                 CURATIVE HEALTH SERVICES, INC. AND SUBSIDIARIES
                         Selected Financial Information

RECONCILIATION OF GAAP NET (LOSS) INCOME TO
EBITDA AND ADJUSTED EBITDA

                                                     Unaudited               Unaudited
                                                 Three Months Ended      Three Months Ended
                                                      June 30,                June 30,
                                                  2005        2004        2005        2004
                                                --------------------    --------------------
GAAP net (loss) income                          $ (4,774)   $ (3,132)   $ (8,138)   $      2

Adjustments:
  Income tax benefit                                 475      (2,054)     (1,185)         (8)
  Interest expense                                 6,172       3,993      11,998       4,609
  Change in fair value of interest rate swap      (2,545)          -        (539)          -
  Interest income                                    (37)       (101)        (69)       (108)
  Depreciation and amortization                    2,006       1,445       3,866       2,333
                                                --------    --------    --------    --------
EBITDA                                             1,297         151       5,933       6,828

Adjustments:
Costs related to Critical Care Systems
  integration                                          -       4,698           -       4,795

Litigation expense                                   (22)        190          48         262

California reimbursement allowance, net                -       1,033           -       1,033

Corporate reorganization                           2,676           -       2,957           -
                                                --------    --------    --------    --------
     Subtotal of adjustments                       2,654       5,921       3,005       6,090
                                                --------    --------    --------    --------

Adjusted EBITDA                                 $  3,951    $  6,072    $  8,938    $ 12,918
                                                ========    ========    ========    ========

                 CURATIVE HEALTH SERVICES, INC. AND SUBSIDIARIES
                         Selected Financial Information

CONDENSED CONSOLIDATED BALANCE SHEET
(Dollars in thousands)

                                                            Unaudited
                                                             June 30,             December 31,
                                                              2005                   2004
                                                            ----------            -----------
Assets
Current assets:
  Cash and cash equivalents                                  $   1,002             $   1,176
  Accounts receivable, net                                      76,638                81,766
  Inventories                                                   11,435                18,398
  Deferred tax assets                                            3,966                 3,977
  Tax refund receivable                                          3,431                 3,431
  Prepaids and other current assets                              8,004                 5,660
                                                             ---------             ---------
    Total current assets                                       104,476               114,408

  Property and equipment, net                                   11,558                11,104
  Goodwill and intangibles,net                                 135,752               145,293
  Other long-term assets                                        13,289                12,979
                                                             ---------             ---------

    Total assets                                             $ 265,075             $ 283,784
                                                             =========             =========

Liabilities and Stockholders' Equity
Current liabilities:

  Accounts payable and accrued expenses                      $  39,341             $  57,124
  Current portion of long-term liabilities                       4,996                 6,496
                                                             ---------             ---------
    Total current liabilities                                   44,337                63,620

  Other long-term liabilities                                    4,431                 4,720
  Long-term debt                                               217,776               210,991
                                                             ---------             ---------
  Total long-term liabilities                                  222,207               215,711

  Stockholders' equity                                          (1,469)                4,453
                                                             ---------             ---------

    Total liabilities and stockholders' equity               $ 265,075             $ 283,784
                                                             =========             =========

         Editor's Note: This release is also available on the Internet over the World Wide Web at http://www.curative.com

                                      ###